(FAC)



                SECOND AMENDMENT TO THIRD AMENDED AND
                 RESTATED REVOLVING CREDIT AGREEMENT

                              between

                  FAIRFIELD ACCEPTANCE CORPORATION

                                 and

                  THE FIRST NATIONAL BANK OF BOSTON,
                      INDIVIDUALLY AND AS AGENT


         THIS AMENDMENT (this "Amendment") dated as of December 19, 1994, is made by and among FAIRFIELD ACCEPTANCE CORPORATION, a Delaware corporation (the "Borrower" or "FAC"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNBB"), and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and the Lenders (the "Agent"), parties to a certain Third Amended and Restated Revolving Credit Agreement dated as of September 28, 1993, as amended by Consent, Waiver and Agreement, dated as of September 23, 1994, and as further amended by First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 9, 1994 (as so amended, the "Credit Agreement"). This Amendment is joined in by Fairfield Communities, Inc., a Delaware corporation ("Fairfield") and Fairfield Myrtle Beach, Inc. ("Myrtle"). (Fairfield and Myrtle are hereinafter collectively referred to as the "Guarantors") by reason of the Unconditional Guaranty of Payment and Performance, dated as of September 28, 1993, from the Guarantors in
  favor of  the Agent (the  "FAC Guaranty").   All capitalized  terms used
  herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

        WHEREAS, FNBB, FAC and the Agent have agreed to extend the maturity date of the Revolving Credit Loans, to change the interest rate, to amend certain financial covenants and to otherwise restructure the Credit Agreement;

        NOW, THEREFORE, in consideration of the premises, FAC, FNBB, the Guarantors and the Agent hereby agree as follows:

       1.   AMENDMENTS TO CREDIT AGREEMENT.   FAC, FNBB and  the Agent
              ------------------------------
  hereby agree to amend the Credit Agreement as follows:

        1.1. The definitions of "Approved Projects" and "Maturity Date" appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety and substituting therefor the following new definitions:

        "Approved  Projects.    (i)  All  portions  of  those   Properties
         ------------------
        identified on Schedule  1-A hereto which are subject to  a Lien in
                      -------------
        favor of FNBB as agent for the benefit of the Lenders, and (ii) the VOIs relating to Timeshares Contracts participating in the Fair Share Plus Program (provided that any VOIs participating in the Fair Share Plus Program shall, for purposes of this definition only, be deemed to be a separate Approved Project)."

        "Maturity  Date.    January  1,  1998,  or  if  extended  in
         --------------
        accordance with 3.4 hereof, such extended date."

        1.2. The definitions of "Applicable Default Percentage" and "Project Contract Default Rate" appearing in Section 1.1 of the Credit Agreement are hereby amended by deleting said definitions in their entirety.

        1.3. Section 2.2 of the Credit Agreement is hereby amended by deleting the same in its entirety and substituting the following therefor:

        "The Borrower hereby agrees to pay to the Agent for the benefit of the Lenders in accordance with their Commitment Percentages, a Facility Fee at the rate per annum of one half of one percent (1/2%) of the Total Commitment; provided, however, that during the Override Period, the
        --------  -------
        Facility Fee shall be computed at the rate per annum of one half of one percent (1/2%) of $23,971,011. The Borrower shall pay the Facility Fee annually in advance on January 2, 1995 and on each anniversary of such date thereafter."

        1.4. Section 2.5 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

        "Except  as  otherwise  set  forth  in  5.5  hereof,   each
        Revolving Credit Loan shall bear interest for the period commencing with the Drawdown Date thereof until repaid in full at the rate per annum equal to the sum of the Base Rate plus one quarter of one percent (1/4%); provided, however,
                                                  --------  -------
        that during the Override Period, the outstanding principal amount of the Revolving Credit Loans shall bear interest at the rate per annum equal to the sum of the LIBOR Rate plus one quarter of one percent (1/4%)."

        1.5. Section 3.4 of the Credit Agreement is hereby amended by deleting the same in its entirety and substituting the following therefor:

       "3.4 Extension  of Maturity  Date.   Provided  that  no Event  of
             ----------------------------
       Default has occurred and is continuing, the Borrower may request an extension of the Maturity Date for an additional year by delivering a notice (an "Extension Request") to the Agent in

       accordance with the requirements for notices specified in 20 hereof between December 1st and December 31st of any year during the term hereof (a "Request Date"), provided that the Borrower may
                                           --------
       not request an extension of the Maturity Date if the Request Date is less than two (2) years from the Maturity Date, as the same may have been extended. The Agent may, in its sole and absolute discretion, either grant or deny such Extension Request. In order to grant such Extension Request, the Agent must deliver written notice of such approval (the "Approval Notice") to the Borrower by March 31st of the next succeeding year after the Request Date, such Approval Notices to be delivered in accordance with the
       requirements  for notices specified in  20 hereof.   In the event
       that the Agent does not deliver the Approval Notice within such time period, the Extension Request shall be deemed to have been denied."

       1.6. Section 4.6 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

      "The Borrower shall pay a fee (in each case, a "Letter of Credit Fee") to the Agent in respect of each Letter of Credit equal to one percent (1%) per annum of the Maximum Drawing Amount of such Letter of Credit, payable annually in advance on the date of issuance of the applicable Letter of Credit and on each anniversary thereof until such Letter of Credit expires or is cancelled, plus the Agent's customary issuance fee, payable in
                  ----
      accordance with the Agent's customary practice."

      1.7. Section  5.5 of the Credit  Agreement is hereby   amended by
 deleting the first sentence of said Section and substituting therefor the following new sentence:

         "During the continuance of a Default or an Event of Default, the principal of the Loans, whether or not overdue, shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Lenders pursuant to 15.9 hereof, bear interest at a rate per annum equal to the sum of the Base Rate plus four percent (4%) (the "Default Rate")."

       1.8. Section 6 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following therefor:

      "The Obligations of the Borrower to the Lenders hereunder and under the other Loan Documents shall be secured by a blanket Lien on all Receivables, Base Contracts, VOIs, any other purchase contracts, installment notes, installment land purchase contracts,
      installment timeshare or interval ownership purchase contracts, contracts for deeds, mortgages, deeds of trust, deeds to secure debt, security agreements, guaranties, mortgagee title insurance policies, mortgagee's endorsements to property insurance policies, and all other instruments, documents, agreements and contracts related to any of the foregoing, and all modifications, amendments, extensions and renewals thereof, and all personal property assets, furniture, fixtures, equipment, inventory, raw materials, work in progress, books and records, and other interests, relating to any of the Properties or the Base Contracts, whether now owned or hereafter acquired, pursuant to the terms of the Security Agreement."

       1.9. Section 8.4(d) of  the Credit Agreement is hereby amended by
  inserting   the  following  parenthetical  after  the  word  "Documents"
  appearing in the sixth line thereof:

          "(including, without limitation, the covenants set forth in 9.2 hereof)".

       1.10. Section 8.4(i) of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

        "(i) within three (3) Business Days after June 30th and December 31st of each year, a report setting forth any Repurchased Collateral repurchased or reacquired by the Borrower during the prior six (6) month period;"

        1.11. Section 8.22 of the Credit Agreement is hereby amended by deleting the same in its entirety and substituting the following therefor:

        "8.22.   Repurchased  Collateral.   The Borrower  shall take  all
                  -----------------------
        steps necessary to grant a Lien to the Agent on all or any Repurchased Collateral within ten (10) days after request therefor by the Agent (which requests may be made by the Agent within thirty (30) days after receipt of the bi-annual reports with respect to Repurchased Collateral delivered to the Agent pursuant to 8.4(i) hereof) provided, however, that the Borrower shall
                            --------   -------
        immediately take all steps to grant a Lien to the Agent on Repurchased Collateral once the principal components of Repurchased Collateral on which the Agent does not have a Lien exceed $500,000."

        1.12. The Credit Agreement is hereby further amended by inserting the following section after Section 8.22 thereof:

        "8.23.  Audit  of  Borrowing Base  Report.    The Borrower  shall
                 ---------------------------------
        permit the Lenders, through the Agent or any of the Lenders' other designated representatives or agents, to conduct an audit of the Borrowing Base and the components thereof, and to examine the calculations set forth in the Borrowing Base Report, all at such reasonable times and intervals as the Agent or any Lender may reasonably request, provided that the costs and expenses incurred
                            --------
        in connection with any such audits shall be borne by the Borrower only up to the first $5,000 of such costs and expenses incurred in the aggregate on an annual basis."


        1.13. Section 10.1 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

          "10.1   Operating Cash Flow to Total Interest Expense.  The
                   ---------------------------------------------
          Borrower will not permit, as at the last day of any fiscal quarter, the ratio of Operating Cash Flow to Total Interest Expense for the period of four (4) consecutive fiscal quarters then ended to be less than 1.75 to 1."

         1.14. Section 10.2 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "10.2   Tangible Net  Worth. The  Borrower will  not permit
                  -------------------
         Tangible Net  Worth at any time  to be less than  the sum of
         (i) $33,337,000, plus (ii), on a cumulative basis, 100% of positive Net Income for each fiscal quarter beginning with the fiscal quarter ended December 31, 1994."

         1.15. The Credit Agreement is hereby further amended by adding the following Section after Section 10.2 thereof:

         "10.3.   Liabilities  to  Tangible  Net  Worth  Ratio.  The
                   --------------------------------------------
         Borrower will not permit the ratio of Total Liabilities to Tangible Net Worth at any time to exceed 3 to 1."

         1.16. Schedule 1-A to the Credit Agreement is hereby amended by deleting said schedule in its entirety and substituting therefor
     Schedule 1-A attached hereto.
     ------------
         2.   SCHEDULE 1-B.  The  Borrower agrees to deliver to  the Agent
               ------------
     and  FNBB a revised Schedule 1-B to the  Credit Agreement on or prior to
                         ------------
     February 1,  1995.  Upon approval  of the proposed Schedule  1-B by FNBB
                                                        -------------
     and the Agent, which approval may be given in the sole discretion of the Agent and FNBB, the parties hereto shall amend the Credit Agreement to substitute such Schedule 1-B for Schedule 1-B currently attached to the Credit Agreement.

          3.   GUARANTORS CONSENT; RELEASE OF SUNTREE.   The  Guarantors
                --------------------------------------
     hereby consent to the amendments to the Credit Agreement set forth in this Amendment and confirm their obligations to the Agent and the Lenders under the FAC Guaranty and the FAC Guaranty shall extend to and include the obligations of the Borrower under the Credit Agreement as
     amended by this Amendment.   FNBB, the  Agent and the Guarantors
     hereby consent to the removal of Suntree Development Company ("Suntree") as a "Guarantor" under the FAC Guaranty, and FNBB and the Agent hereby release Suntree from any and all obligations under the FAC Guaranty. Each of the Guarantors agrees that all of its obligations to the Agent and the Lenders evidenced by or otherwise arising under the FAC Guaranty are in full force and effect and are hereby ratified and confirmed in all respects.

         4.   RELEASE OF COLLATERAL  Promptly following  the execution of
               ---------------------
     this Amendment, FNBB, the Agent and the Borrower will amend the Security Agreement to reflect the deletion of personal property assets from the description of the collateral contained therein to the extent inconsistent with the provisions of 6 of the Credit Agreement amended hereby, and shall, upon the written request of the Company, execute and deliver to the Company such UCC-3 financing statements as may be necessary in order to release such collateral from the Lien in favor of FNBB, as agent under the Intercreditor Agreement. In addition, upon the request of the Company, the Agent will execute and deliver to the Company such discharges or partial releases of Mortgages as may be necessary in order to release any real property which is not described on Schedule 1-B from the Lien created by the Mortgages, provided that
                                                               --------
     the Agent shall not be required to execute any such releases or partial discharges until such time as Borrower has delivered a proposed Schedule
                                                                     --------
     1-B to the Agent and FNBB and the Agent have approved such Schedule 1-B.
     ---                                                        ------------
          5.   CONSENT TO DISTRIBUTIONS.     Notwithstanding   anything
                -------------------------
     contained in 9.4 or 9.10 of the Credit Agreement to the contrary, FNBB and the Agent hereby consent to the one-time Distribution in the form of a dividend by the Borrower to Fairfield of 117,647 shares of common stock of Fairfield, provided that after giving effect to such
                             --------
     Distribution, no Default or Event of Default would occur under the Credit Agreement or the Fairfield Loan Agreement.

           6.   ADDITIONAL APPROVED PROJECT.    The  Property  located  in
                 ---------------------------
     Nashville, Tennessee consisting of approximately 12.9 acres shall be deemed to be an "Approved Project" upon satisfaction of each of the following conditions with respect to the Property:

             (a)   Mortgage.    A  mortgage  or deed  of  trust  on  such
                   --------
                   Property ("Mortgage") shall have been duly executed and delivered by the Company to the Agent, and such Mortgage shall be in form and substance satisfactory to the Agent, and shall create in favor of the Agent for the ratable benefit of the Lenders, a legal, valid and enforceable first priority lien and security interest in and to such Property.

              (b)   Title Insurance.   The Agent shall  have received from
                    ---------------
                    the Company a lender's policy of title insurance issued by a title insurance company acceptable to the Agent covering such Property, together with proof of payment of all fees and premiums for such policy, in an amount satisfactory to the Agent, insuring the first priority interest of the Agent as mortgagee under the Mortgage for such Property and otherwise subject only to Permitted Liens.

              (c)   Survey; Surveyor's Certificate.  The Agent  shall have
                    ------------------------------
                    received from the Company an instrument survey of such Property dated as of a recent date which shall (a) show the location of all buildings, structures, easements, and utility lines on such Property, (b) be sufficient to remove the survey exception from the title insurance policy for such Property, and (c) be otherwise satisfactory to the Agent in form and substance. The Agent shall have received a certificate executed by the surveyor who prepared the survey containing such information relating to such Property as the Agent or the title insurance companies may require.

              (d)   Certificates  of  Insurance.    The Agent  shall  have
                    ---------------------------
                    received from the Company (i) current certificates as to the insurance maintained by the Company on such Property from the insurer identifying insurers, types of insurance, insurance limits and policy terms; (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer); and (iii) such further information and certificates from the Company, its insurer and insurance brokers as the Agent may request.

              (e)   Hazardous  Substance  Assessment  Report.    The Agent
                    ----------------------------------------
                    shall have received from the Company a hazardous waste site assessment report concerning the absence of Hazardous Substances and asbestos on such Property, dated as of a recent date and prepared by environmental engineers acceptable to the Agent, such report to be in form and substance satisfactory to the Agent.

              (f)   Appraisal.  If required by  the Financial Institutions
                    ---------
                    Reform, Recovery and Enforcement Act of 1989 or other applicable law or the regulations promulgated pursuant to any thereof, or if required by FNBB's internal underwriting guidelines, FNBB shall have received an appraisal of such Property in form and substance satisfactory to FNBB.

              (g)   Opinions  of Counsel.  The Agent  shall have  received
                    --------------------
                    favorable legal opinions addressed to the Agent, in form and substance satisfactory to the Agent, from legal counsel to the Company in the state in which such Property is located, as to the enforceability of the Mortgage of such Property.

              (h)   Taxes.  The Agent shall have received from the Company
                    -----
                    evidence of payment of real estate taxes and municipal charges on such Property which are due and payable.

              (i)   Approvals.   The  Agent shall  have received  evidence
                    ---------
                    satisfactory to the Agent that the Company has obtained all licenses, permits, consents, approvals and registrations required from any officer, agency or instrumentality of any government for the development of such Property as a recreational and resort time-
                    share community containing the number of units specified for such Property on Schedule 1-B.
                                                   ------------


        7.   CONDITIONS TO EFFECTIVENESS.   The  effectiveness of  this
              ---------------------------
    Amendment is subject to satisfaction of all of the following conditions:

              (a)   Opinion of  Counsel.   The Agent  and FNBB  shall have
                    -------------------
                    received a favorable legal opinion addressed to the Agent and FNBB, in form and substance satisfactory to the Agent and FNBB, from legal counsel to FAC and the Guarantors as to the enforceability of this Amendment and the CapMAC Insurance Agreement.

              (b)   Corporate Action.  All corporate action  necessary for
                    ----------------
                    the valid execution, delivery and performance by FAC and the Guarantors of this Amendment and the CapMAC Insurance Agreement shall have been duly and effectively taken and otherwise be duly authorized, and satisfactory evidence thereof shall have been provided to the Agent and FNBB.

              (c)   Expenses.  The Borrower shall have paid in full all of
                    --------
                    the expenses and costs incurred by the Agent and FNBB in connection with the preparation and negotiation of this Amendment, including, without limitation, legal expenses.

         8.  REPRESENTATIONS AND WARRANTIES.  FAC  hereby represents  and
              ------------------------------
     warrants to FNBB and the Agent as follows:

              (a)   Representations     and    Warranties     in    Credit
                    ------------------------------------------------------
                    Agreement.  The representations and warranties  of FAC
                    ---------
                    contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

              (b)   Authority, No Conflicts, Etc.  The execution, delivery
                    ----------------------------
                    and performance by FAC of this Amendment and the consummation of the transactions contemplated hereby,
                    (i) are within the corporate power of FAC and have been duly authorized by all necessary corporate action on the part of FAC, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which FAC is a party or by which any of its properties are bound or affected.

              (c)   Enforceability of Obligations.  This Amendment and the
                    -----------------------------
                    Credit  Agreement as  amended  hereby constitute,  the
                    legal,  valid   and   binding  obligations   of   FAC,
                    enforceable against FAC in accordance with their respective terms, provided that (i) enforcement may be
                                      --------
                    limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

         9.  OTHER AMENDMENTS.    Except  as  expressly  provided  in  this
              ----------------
    Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. FAC confirms and agrees that the Obligations of FAC to the Lenders and the Agent under the Credit Agreement, as amended hereby, and all of the other obligations of FAC under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

         10. EXECUTION IN COUNTERPARTS.  This Amendment may  be executed in
              -------------------------
    any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         11. HEADINGS.  The captions in  this Amendment are for convenience
              --------
    of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.

                                                FAIRFIELD ACCEPTANCE
                                                   CORPORATION


                                            By: /s/ Robert W. Howeth
                                               ------------------------------
                                            Name:   Robert W. Howeth
                                                 ----------------------------
                                            Title:  President
                                                  ---------------------------


                                             FAIRFIELD COMMUNITIES, INC.


                                             By: /s/ Robert W. Howeth
                                                -----------------------------
                                             Name:   Robert W. Howeth
                                                  ---------------------------
                                             Title:  Senior Vice President
                                                  ---------------------------


                                             FAIRFIELD MYRTLE BEACH, INC.


                                             By: /s/ Robert W. Howeth
                                                -----------------------------
                                             Name:   Robert W. Howeth
                                                  ---------------------------
                                             Title:  Vice President
                                                   --------------------------


                                                THE FIRST NATIONAL BANK
                                            OF BOSTON, Individually and as Agent


                                            By: /s/ Linda J. Carter
                                               -----------------------------
                                            Name:   Linda J. Carter
                                                 ---------------------------
                                            Title:  Vice President
                                                  --------------------------